SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                  Amendment #4

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): October 15, 2004

                          MANAKOA SERVICES CORPORATION
                               (FORMERLY KNOWN AS
                        ELECTRONIC IDENTIFICATION, INC.)
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             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

           000-27365                                     88-0440528
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

     7203 W. Deschutes Avenue, Suite B, Kennewick, WA           99336
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       (Address of Principal Executive Offices)               (Zip Code)

                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

 Exhibit No. Description
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       16.2  Audit Letter from Manning Elliott, Chartered Accountants.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 4/18/2005                     By:  /s/  G. Robert Williams
                                             ----------------------------------
                                             Name:     G. Robert Williams
                                             Title:    Chief Executive Officer